--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 1, 2000


                                   AETNA INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)
             ------------------------------------------------------


    Connecticut                  1-11913                    02-0488491
   ---------------              -----------             -----------------
   (State or Other              (Commission               (IRS Employer
   Jurisdiction of              File Number)            Identification No.)
    Incorporation)




         151 Farmington Avenue
         Hartford, Connecticut                            06156
---------------------------------------          -------------------------
(Address of Principal Executive Offices)               (Zip Code)




                                 (860) 273-0123
          -------------------------------------------------------------
              (Registrant's telephone number, including area code)
          -------------------------------------------------------------




                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
          -------------------------------------------------------------


--------------------------------------------------------------------------------

ITEM 5.  Other Events.

     On March 1, 2000, Aetna Inc. issued a press release concerning a letter received from WellPoint Health Networks Inc. and ING America Insurance Holdings, Inc. The press release is attached hereto as Exhibit 99.1.

     Exhibit 99.1 - Press Release dated March 1, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         AETNA INC.



Dated: March 3, 2000                     By  /s/ Alan M. Bennett
                                             ---------------------------------
                                             Name: Alan M. Bennett
                                             Title: Vice President and
                                                    Corporate Controller


                                      3